EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2005 (the “Report”) by Bentley Pharmaceuticals, Inc. (the “Registrant”), the undersigned hereby certifies that, to his knowledge:

1.               The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Michael D. Price
Michael D. Price
Vice President, Chief Financial
Officer, Treasurer and Secretary
(Principal Financial and Accounting Officer)

March 16, 2006